UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant   ☐

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☒	Definitive Proxy Statement
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MIDWEST ENERGY EMISSIONS CORP.
(Name of Registrant as Specified in its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MIDWEST ENERGY EMISSIONS CORP.

670 D Enterprise Drive

Lewis Center, Ohio 43035

____________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2017

____________

TO THE STOCKHOLDERS:

You are hereby notified that the Annual Meeting of Stockholders of Midwest Energy Emissions Corp., a Delaware corporation (the “Company”), will be held at Nationwide Hotel and Conference Center, 100 Green Meadows Drive South, Lewis Center, Ohio 43035, on Tuesday, June 6, 2017, at 10:00 a.m., Eastern Time, for the following purposes:

1.	Election of three directors, each for a term of one year.

2.	Ratification of the appointment of Schneider Downs & Co., Inc.

3.	Proposal to approve the 2017 Equity Incentive Plan.

4.	An advisory vote on a resolution to approve executive compensation.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 19, 2017 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,
RICHARD H. GROSS
Secretary

May 1, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2017:

This proxy statement and the Company’s 2016 annual report to stockholders are also available at http://www.midwestemissions.com/meeting-access/

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO VOTE BY TELEPHONE OR THE INTERNET OR TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT THEIR SHARES ARE REPRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

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MIDWEST ENERGY EMISSIONS CORP.

670 D Enterprise Drive

Lewis Center, Ohio 43035

____________________

PROXY STATEMENT

____________________

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Midwest Energy Emissions Corp., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at Nationwide Hotel and Conference Center, 100 Green Meadows Drive South, Lewis Center, Ohio 43035, on Tuesday, June 6, 2017, at 10:00 a.m., Eastern Time, and at any adjournment thereof.

This proxy statement and accompanying notice and form of proxy are being mailed to stockholders on or about May 4, 2017. A copy of the Company’s Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2016 is enclosed with this proxy statement.

The presence of any stockholder at the Annual Meeting will not operate to revoke his proxy. Any proxy may be revoked, at any time before it is exercised, in open meeting, or by giving notice to the Company in writing, or by filing a duly executed proxy bearing a later date.

The holders of shares of a majority of the shares of common stock outstanding on the Record Date (defined below), present in person or by proxy, shall constitute a quorum for the transaction of business to be considered at the Annual Meeting. Broker non-votes and abstaining votes will be counted as “present” for purposes of determining whether a quorum has been achieved at the meeting, but will not be counted in favor of or against any director nominee. The voting standards for each of the other known matters to be considered at the meeting are set forth within the proposals.

If the enclosed proxy is executed and returned to the Company, the persons named therein will vote the shares represented by it at the Annual Meeting. The proxy permits specification of a vote for the election of directors, or the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees and a vote for, against or abstain on the other proposals described in this proxy statement. Where a choice is specified in the proxy, the shares of common stock represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted to elect as directors the nominees set forth herein under “Election of Directors” and FOR the other proposals included in this proxy.

The close of business on April 19, 2017 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). As of the Record Date, the Company’s outstanding voting securities consisted of 73,795,816 shares of common stock, with par value of $0.001, each of which is entitled to one vote on all matters to be presented to the stockholders at the Annual Meeting.

VOTING PROCEDURES

If you are a record holder:

•	You may vote by mail: complete and sign your proxy card and mail it in the enclosed, prepaid and addressed envelope.
•	You may vote by telephone: call toll-free 1-800-690-6903 on a touch tone phone and follow the instructions provide by the recorded message. You will need your proxy card available if you vote by telephone.
•	You may vote by Internet: access www.proxyvote.com and follow the steps outlined on the secure website.
•	You may vote in person at the meeting, however, you are encouraged to vote by mail, telephone or Internet even if you plan to attend the meeting.

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If you are a “street name” holder:

•	You must vote your shares of common stock through the procedures established by your bank, broker, or other holder of record. Your bank, broker, or other holder of record has enclosed or otherwise provided a voting instruction card for you to use in directing the bank, broker, or other holder of record how to vote your shares of common stock.

•	You may vote at the meeting, however, to do so, you will first need to ask your bank, broker or other holder of record to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares of common stock at the meeting without a legal proxy and signed ballot.

ANNUAL REPORT; INTERNET AVAILABILITY

A copy of our Annual Report to Stockholders for the year ended December 31, 2016 is enclosed with this proxy statement. Additionally, this proxy statement and our Annual Report to Stockholders for the year ended December 31, 2016 are available at http://www.midwestemissions.com/meeting-access/.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, shares represented by proxies will be voted, unless otherwise specified in such proxies, for the election of the three nominees to the Board of Directors named in this proxy statement and the enclosed proxy. These nominees were selected by the Board of Directors and will, if elected, serve as directors of the Company until the next Annual Meeting of the stockholders and until their successors are elected and qualified or until their earlier removal or resignation. All of the nominees are currently members of the Board of Directors and all nominees have consented to be nominated and to serve if elected. Prior hereto, the Board of Directors consisted of five members. On April 27, 2017, two of the Company’s directors resigned. The Board has determined not to fill such vacancies at this time. If, for any reason, any one or more nominees become unavailable for election, it is expected that proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors. The director nominees who receive the greatest number of affirmative votes will be elected.

The following table sets forth certain information with respect to the three nominees for election to the Board of Directors.

Name	Age	Present Position and Offices	Director of the Company Since
Richard MacPherson	62	President and Chief Executive Officer, Director	2011
Christopher Greenberg	51	Chairman of the Board, Director	2013
Allan T. Grantham	65	Director	2016

The Board of Directors recommends that the Stockholders vote FOR the nominees.

Richard MacPherson has been a Director of the Company since June 2011 and has served as President and Chief Executive Officer of the Company since March 2015. Mr. MacPherson is the founder of MES, Inc. (current subsidiary and operating company of the Company) and had been its Chief Executive Officer from 2008 until 2011. From 2011 to March 2015, Mr. MacPherson served as Vice President of Business Development of the Company. Over the past 10 years, Mr. MacPherson has worked with industry leading scientists and engineers to bring the Company’s technology from the R&D phase, through multiple product development stages, to the final commercialization phase, acting as the lead on all required initiatives and activities. He has been a senior-level executive in the services industry for over 25 years. Mr. MacPherson brings extensive start-up and business development knowledge, applied and proven through his corporate experience throughout the United States and Canada. He has worked in multiple industries, such as electric utilities, communications, marketing, as well as several entrepreneurial ventures in the communications, hospitality, geological and real estate development industries.

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Christopher Greenberg has been a Director of the Company since June 2013 and Chairman of the Board since December 2014. Mr. Greenberg is a founder of, and since 2003, has been the Chief Executive Officer of Global Safety Network, Inc., a company which provides employment screening and safety compliance services. He is also the owner of multiple Express Employment Professionals franchises located in North Dakota and South Dakota. Express Employment Professionals is a staffing agency that provides full time and temporary job placement, human resources services and consulting. Mr. Greenberg is a highly experienced Operations Executive who has demonstrated the ability to lead diverse teams of professionals to new levels of success in a variety of highly competitive industries, cutting-edge markets, and fast-paced environments. Mr. Greenberg has strong technical and business qualifications with an impressive track record of more than 24 years of hands-on experience in strategic planning, business unit development, project and product management, and proprietary software development. He also has the proven ability to successfully analyze an organization's critical business requirements, identify deficiencies and potential opportunities, and develop innovative and cost-effective solutions for enhancing competitiveness, increasing revenues, and improving customer service offerings.

Allan T. Grantham has been a director of the Company since June 2016. He is the founder and has been President of Atlas Estate Planning Services Limited, located in Halifax, Nova Scotia, since July 2003, which company specializes in personal and corporate estate planning services. Mr. Grantham, who has been in the insurance industry since 1978, has concentrated in the estate, tax and financial planning areas since 1983. Prior to starting Atlas Estate Planning Services Limited, Mr. Grantham was President of Atlantic Wealth Management Limited from 1993 to 2003. In Canada, Mr. Grantham is a designated CPCA (Certified Professional Consultant on Aging), CEA (Certified Executor Advisor), CFP (Certified Financial Planner) and TEP (member of Society of Trust and Estate Practitioners). Mr. Grantham and his wife have in the past and continue to be actively involved in various charitable organizations, both Halifax based and internationally, including creating “Friends of Haiti” which raises funds for projects and children in Haiti which is administered through Chalice Canada, a charity which provides nutrition, education and shelter to children and in elderly in various developing countries.

Brian L. Johnson served as a member of the Board of Directors from December 2014 until his resignation on April 27 2017. Christopher J. Lee served as a member of the Board of Directors from February 2015 until his resignation on April 27, 2017.

There are no family relationships between any of the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Board of Directors Structure

The Board of Directors has determined that each of Christopher Greenberg and Allan T. Grantham is an “independent director” as defined by the listing standards of The NASDAQ Stock Market.

Prior to June 2016, the full Board of Directors acted as an Audit Committee and a Compensation Committee, and the Board of Directors as a whole functioned as the Nominating Committee due to the relatively small size of the Board and the smaller market capitalization of the Company. Effective as of June 2016, the Board of Directors has established (i) an Audit Committee, (ii) a Compensation Committee, and (iii) a Nominating and Corporate Governance Committee. Each of these Committees had only independent directors appointed as members. In addition, effective as of June 2016, the Board has established a Finance Committee for which it has not imposed any membership rules regarding director independence. Each of the Committees operates under a written charter that is available on the Company’s website: http://www.midwestemissions.com. Each of the Committees shall meet as often as its members deem necessary to perform such Committee’s responsibilities.

As a result of the recent resignation of two directors of the Company, the Board presently consists of three directors. The Board has determined not to fill such vacancies at this time and has fixed the number of directors which shall constitute the whole Board at three, and therefore has nominated a slate of only three directors for election, each of whom are current members of the Board.

The Board of Directors held twelve formal meetings during 2016. In addition, the Board of Directors took action by unanimous written consent and met informally on other occasions during the period. Each current member of the Board, who was then serving, attended 75% or more of the meetings held during such year by the Board. The Company encourages the attendance of all directors at the Company’s annual meeting of stockholders.

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Audit Committee

Prior to April 27, 2017, the Audit Committee consisted of of three directors: Christopher J. Lee (chairperson), Christopher Greenberg and Brian L. Johnson. The Audit Committee’s charter requires that such Committee shall consist of no fewer than three directors, each of whom shall be an independent director of the Company satisfying the independence requirements of the NASDAQ Stock Market (“NASDAQ”) or any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of the Company and its subsidiaries, the Company’s internal control and disclosure control system, and the audits of the Company’s financial statements. In this regard, the Audit Committee shall approve the Company’s retention of independent auditors and pre-approve any audit or non-audit services performed by them. It shall review with such accountants the arrangements for, and the scope of, the audit to be conducted by them. It also shall review with the independent accountants and with management the results of audits and various other financial and accounting matters affecting the Company. As a result of the resignations of Messrs. Lee and Johnson, the Board of Directors as a whole shall act as an Audit Committee until such time, if any, that the number of authorized and elected directors is increased or the Audit Committee is otherwise reconfigured.

Compensation Committee

Prior to April 27, 2017, the Compensation Committee consisted of three directors: Christopher Greenberg (chairperson), Christopher J. Lee and Allan T. Grantham. The Compensation Committee’s charter requires that such Committee shall consist of no fewer than two directors, each of whom shall (i) be an independent director of the Company satisfying the independence requirements of NASDAQ or any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements, (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. The Compensation Committee is appointed by the Board to review and approve the Company’s compensation and benefits programs, including annual base salary; annual incentive opportunity; stock option or other equity participation plans; profit-sharing plans; long-term incentive opportunity; the terms of employment agreements, severance agreements, and change in control agreements, in each case as, when and if appropriate; any special or supplemental benefits; and any other payments that are deemed compensation under applicable rules of the SEC. In this regard, the Compensation Committee shall evaluate the performance of the CEO in light of the Company’s goals and objectives and determine and approve the CEO’s compensation based on this evaluation and such other factors as the Committee shall deem appropriate. The Committee shall also determine and approve the compensation of all other executive officers of the Company, which determination may be based upon recommendations of the CEO. The Board of Directors can exercise its discretion in modifying any amount presented by our CEO. As a result of the resignation of Mr. Lee, the Compensation Committee currently consists of two members, Messrs. Greenberg and Grantham.

Our policies and overall compensation practices for all employees do not create risks that are reasonably likely to have a material adverse effect on the Company. In addition, incentive compensation (in the past generally in the form of stock options) is not designed to create, and does not create, risks that are reasonably likely to have a material adverse effect on the Company. During 2016, the Board of Directors did not retain the services of a compensation consultant.

Nominating and Corporate Governance Committee

Prior to April 27, 2017, the Nominating and Corporate Governance Committee consisted of four directors: Christopher Greenberg (chairperson), Brian L. Johnson, Christopher J. Lee and Allan T. Grantham. The Nominating and Corporate Governance Committee’s charter requires that such Committee shall consist of no fewer than two directors, each of whom shall be an independent director of the Company satisfying the independence requirements of NASDAQ or any exchange on which the Company’s securities may be listed and any other applicable regulatory requirements. The Nominating and Corporate Governance Committee is appointed by the Board to determine the identity of director nominees for election to the Board and to assist the Board in discharging the Board’s responsibilities in the area of corporate governance.

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The Committee shall review, at least annually, the composition and size of the Board and make recommendations to the Board regarding the criteria for Board membership including issues of character, judgment, diversity, expertise, corporate experience and the like. At a minimum, directors should share the values of the Company and should possess the following characteristics: high personal and professional integrity; the ability to exercise sound business judgment; an inquiring mind; and the time available to devote to Board of Directors’ activities and the willingness to do so. The Board or the Committee does not have a formal policy specifically focusing on the consideration of diversity; however, diversity is one of the many factors that the Committee shall consider when identifying candidates. In addition to the foregoing considerations, generally with respect to nominees recommended by stockholders, the Committee will evaluate such recommended nominees considering the additional information regarding the nominees provided to the Committee. When seeking candidates for the Board of Directors, the Committee may solicit suggestions from incumbent directors, management and third-party search firms. Ultimately, the Committee will recommend prospective nominees who the Committee believes will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of the Company’s stockholders. The Committee will review any candidate recommended by stockholders of the Company in light of its criteria for selection of new directors. See “2018 Stockholder Proposals or Nominations.” As a result of the resignation of Messrs. Lee and Johnson, the Nominating and Corporate Governance Committee currently consists of two members, Messrs. Greenberg and Grantham.

Finance Committee

Prior to April 27, 2017, the Finance Committee consisted of three directors: Christopher J. Lee (chairperson), Christopher Greenberg and Brian L. Johnson. The Finance Committee is appointed by the Board to oversee all areas of corporate performance and finance, and advise and assist the Board with respect to the financial and investment policies, risks, and objectives of the Company, including specific actions required to achieve those objectives. As a result of the resignations of Messrs. Lee and Johnson, the Board of Directors as a whole shall act as the Finance Committee until such time, if any, that the number of authorized and elected directors is increased or the Finance Committee is otherwise reconfigured.

Financial Experts

Although the Audit Committee was established in June 2016, the Board of Directors has not appointed any directors as “audit committee financial experts” as defined under Item 407 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended, insofar that it had no audit committee prior thereto and is not required to have an audit committee because the Company is not a listed security.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or our Compensation Committee.

Board Leadership

The Board does not have a formal policy regarding the separation of the roles of CEO and Chairman of the Board as the Board believes it is in the best interest of the Company and our stockholders to make that determination based on the position and direction of the Company and the membership of the Board. At this time, the Board has determined that separating the role of Chairman from the role of CEO is in the best interest of the Company and our stockholders. This structure permits our President and CEO to devote more time to focus on the strategic direction and management of our day-to-day operations. Currently, the Board has two independent directors, Messrs. Greenberg and Grantham.

Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board of Directors’ attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The full Board, or the Committees, shall regularly review enterprise-wide risk management, which includes treasury risks, financial and accounting risks, legal and compliance risks and other risk management functions.

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While the Board has the ultimate risk oversight responsibility, various committees of the Board also have responsibility for risk oversight. The Audit Committee has responsibility for overseeing the integrity of the Company’s financial reporting processes and controls. The Finance Committee overseas corporate performance and finance, and assists the Board with respect to financial and investment policies, risks and objectives of the Company. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. The Nominating and Corporate Governance Committee oversees the management of risks relating to Board and executive succession planning and the composition of the Board. While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors shall be regularly informed through Committee reports and reports from management about such risks.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all employees, officers and directors, including the Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics and Business Conduct is available free of charge to any person on written or telephone request to Midwest Energy Emissions Corp.’s Investor Relations department, 670 D Enterprise Drive, Lewis Center, OH 43035 or (614) 505-6115.

Material Proceedings

There are no material proceedings to which any director or executive officer of the Company, or any associate of any such director or executive officer, is a party adverse to the Company or has a material interest adverse to the Company.

Transactions with Management and Others

Since January 1, 2016, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party required to be disclosed under Item 404 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended: (i) in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and (ii) in which any director, executive officer, shareholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Executive Officers Who Are Not Directors

Richard H. Gross, age 46, has been Vice President and Chief Financial Officer of the Company since October 2011. Since 2000, Mr. Gross has held positions as Controller, CFO and Associate Vice President of Business Development for Columbus Ohio area companies until October 2011. Mr. Gross has held CFO and CPA roles for over 15 years. In his most recent position as CFO at S&G Manufacturing Group, a provider of design, engineering, fabrication and installation solutions to diverse industries including food service, healthcare and retail (June 2009 to October 2011), Mr. Gross’ involvement was instrumental in turning around the company’s profitability. He successfully devised and implemented internal changes to adjust both the size of the company as well as its processes during a corporate restructuring effort. Prior to his position with S&G Manufacturing Group, Mr. Gross was the Associate Vice President of Business Development at JMAC, Inc., a private equity firm (April 2006 to March 2009), as well as the Controller for the Columbus Blue Jackets, a professional ice hockey team (June 2000 to April 2006) during its transition from a developmental stage enterprise into a full member of the National Hockey League. Mr. Gross is experienced in successful mergers having provided financial analysis as well as managing their financial negotiations. He began his career as an accountant at a private accounting firm where he performed attestation and tax services for a wide range of private and publicly-listed firms valued up to $1 billion. Mr. Gross has a B.A. degree in Accounting from Otterbein University.

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John Pavlish, age 58, has been Senior Vice President and Chief Technical Officer of the Company since November 2014. Prior to joining the Company, Mr. Pavlish was a Senior Research Advisor and the Director of the Center for Air Toxic Metals at the Energy & Environmental Research Center in Grand Forks, North Dakota. He has over 20 years of mercury-related experience and is regarded as an international expert on the topic of mercury. His primary areas of interest and expertise include research, technical consultation, and development of mercury control technologies, in particular, for coal combustion and gasification systems. He is an inventor of a number of patented mercury control technologies and has years of experience in development and testing of these technologies for commercial application. Over the last 10 years, he has spent much of his time evaluating the efficacy of a number of different mercury control technologies/approaches and their cost-competiveness in the commercial market. Mr. Pavlish also has years of power plant experience and has worked for engineering/consulting company Black & Veatch, where he served as Unit Leader/System Engineer. Mr. Pavlish is a professional engineer, a member of the American Society of Mechanical Engineers, and a member of the Air & Waste Management Association. He serves on numerous professional and technical committees and is a U.S. Representative on the Mercury Emissions from Coal International Experts Working Group on Reducing Emissions from Coal and a member of the United Nations Environment Programme Global Mercury Partnership, Reduction of Mercury Releases from Coal Combustion. Mr. Pavlish has published over 200 papers, articles, and reports on various mercury-related topics and issues.

Marcus A. Sylvester, age 55, has been Vice President of Sales since August 2011. He is a seasoned professional in business development and sales in the Utility and Industrial marketplace, with a heavy emphasis in air pollution control and boiler efficiency for nearly 30 years. Prior to joining the Company, from December 2005 to August 2011, he was the Western Regional Sales Manager for the Fuel Chem Division, as well as, Western Canada Air Pollution Control Sales Manager for Fuel Tech, Inc., where he was responsible for the development, sales, and implementation of slag mitigation control programs and Air Pollution Control solutions at coal-fired utilities in the Western US and Canada. In addition to Fuel Tech, Mr. Sylvester held various sales and sales management positions over 16 years with Nalco Chemical Company and Johnson Controls. Prior to entering the chemical solutions marketplace, Mr. Sylvester served in the United States Army in various leadership roles with the last during Desert Storm in Kuwait. Mr. Sylvester has a B.S. degree in Biology with minors in Chemistry, Military History and Humanities from Utah State University.

James Trettel, age 48, has been Vice President of Operations since January 2014. Mr. Trettel possesses 27 years of experience in the dry bulk material handling industry. During 2012 and 2013, he was the owner and operator of Solid Foundation Services, LLC, a firm specializing in deep foundation installations for the gas and oilfield industry, while providing technical consulting services to MEEC. Prior to 2012, he provided project management and engineering duties for numerous multi-million dollar turn-key contracts while employed at Advanced Bulk and Conveying Inc. starting in 2004. Additionally, Mr. Trettel has overseen day to day operations for 14 years as the VP of J&B Industrial Sales Company Inc., a sales, systems, and engineering organization specializing in bulk material handling. Mr. Trettel has extensive field experience with systems operating in a large variety of industry sectors including coal fired utilities. Mr. Trettel graduated Cum Laude with a B.S. degree in Mechanical Engineering and holds various state contractors licenses.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF SCHNEIDER DOWNS & CO., INC.

The Audit Committee is directly responsible for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. The Company currently anticipates appointing Schneider Downs & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017. For fiscal year 2016, Schneider Downs was engaged by us to audit our annual financial statements. Representatives of Schneider Downs are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Board seeks an indication from stockholders of their approval or disapproval of the anticipated appointment of Schneider Downs as the Company’s independent registered public accounting firm for the 2017 fiscal year. The submission of this matter for approval by stockholders is not legally required, however, the Board believes that the submission is an opportunity for the stockholders to provide feedback to the Board on an important issue of corporate governance. If the stockholders do not approve the appointment of Schneider Downs, the appointment of the Company’s independent registered public accounting firm will be re-evaluated by the Board and the Audit Committee but will not require the Board or Audit Committee to appoint a different accounting firm. If the stockholders approve the appointment of Schneider Downs, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. Approval of the proposal to ratify the selection of Schneider Downs as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to be voted on the proposal at the Annual Meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be considered shares of common stock present and entitled to vote on the proposal and will not have a positive or negative effect on the outcome of this proposal, however, there should be no broker non-votes on this proposal because brokers have the discretion to vote uninstructed common shares on this proposal.

The Board of Directors recommends that the Stockholders vote FOR Proposal 2.

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PROPOSAL 3: APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN

The Board of Directors has adopted the Midwest Energy Emissions Corp. 2017 Equity Incentive Plan (the “2017 Equity Plan”). The purpose of the 2017 Equity Plan is to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

The 2017 Equity Plan provides for the grant of incentive stock options (subject to applicable stockholder approval), nonqualified stock options, restricted stock awards, stock appreciation rights, restricted share units, performance awards and other type of awards described therein. The 2017 Equity Plan replaces the 2014 Equity Incentive Plan (the “2014 Equity Plan”) which was terminated by the Board of Directors on April 28, 2017. As a result of such termination, no additional awards may be granted under the 2014 Equity Plan but previously granted awards shall remain outstanding in accordance with their terms and conditions. There are currently options outstanding under the 2014 Equity Plan which are exercisable into an aggregate of 6,920,000 shares of common stock of the Company.

Summary of the 2017 Equity Plan

The 2017 Equity Plan was adopted by the Board on February 9, 2017. The 2017 Equity Plan will terminate on the tenth anniversary of the date of its adoption by the Board, unless earlier terminated by the Board. The maximum number of shares of common stock that may be issued under the 2017 Equity Plan is 8,000,000. In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the number and type of shares of stock that thereafter may be made subject of awards including the number of shares provided for in the 2017 Equity Plan, and will also make appropriate adjustments to the number, amount and types of shares of stock subject to any or all outstanding awards, any exercise prices relating to outstanding awards and any other provisions of awards affected by the change. This description of the 2017 Equity Plan is subject to and qualified by a copy of the 2017 Equity Plan which is set forth in full as Annex A to this proxy statement.

Administration. The 2017 Equity Plan is to be administered by the Board or one or more committees appointed by the Board (the “Administrator”). Any such committee shall be comprised solely of one or more directors or such number of directors as may be required by applicable law. The Board has appointed the Compensation Committee to administer the 2017 Equity Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. Awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2017 Equity Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2017 Equity Plan are conclusive and bind all parties.

Eligibility. Eligible recipients under the 2017 Equity Plan include the Company’s officers, directors, employees and consultants of the Company or one of its subsidiaries.

Stock Options. Stock options to be granted under the 2017 Equity Plan may be incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”) (subject to prior stockholder approval of the 2017 Equity Plan) or nonqualified stock options (“NSOs”) which are not intended to qualify as incentive stock options. The award agreement for a stock option will indicate if the stock option is intended as an ISO; otherwise it will be deemed to be a NSO. To qualify as an ISO, a stock option must meet certain requirements set forth in the Code. The per share exercise price of a stock option granted under the 2017 Equity Plan shall not be less than 100% of the Fair Market Value (as defined in the 2017 Equity Plan) of a share of common stock on the date the stock option is granted, except that with respect to an incentive stock option granted to a person who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the Fair Market Value of the Company’s common stock on the date of grant.

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Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights, or SARs, under the 2017 Equity Plan. An SAR entitles the holder upon exercise to receive an amount in cash or common stock or a combination thereof (as determined by the Administrator) computed by reference to appreciation in the value of a share of common stock above a base amount which may not be less than fair market value on the date of grant.

Stock Awards; Restricted Shares. The 2017 Equity Plan provides for awards of nontransferable shares of restricted common stock, as well as unrestricted shares of common stock. Awards of restricted stock and unrestricted stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. Other awards under the 2017 Equity Plan may also be settled with restricted stock.

Restricted Shares Units. A restricted share unit, or “RSU”, represents the right to receive on the respective scheduled vesting or payment date for such RSU, one share of common stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of the 2017 Equity Plan. Subject to the restrictions imposed under the terms and conditions of the 2017 Equity Plan and the applicable award agreement, each recipient of a RSU shall have no rights as a stockholder with respect to such RSU until such time as shares of common stock are issued to the recipient.

Performance Awards. The Administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the Administrator.

General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the 2017 Equity Plan may consist of either authorized but unissued or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

Change in Control. In the event of a Change in Control (as defined in the 2017 Equity Plan), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2017 Equity Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control.

Amendment. The Board may at any time terminate or, from time to time, amend, modify or suspend the 2017 Equity Plan, in whole or in part, and the Administrator may amend any outstanding award for any purpose which may at the time be permitted by law. The Administrator may not, however, alter the terms of an award so as to affect adversely the recipient’s rights under the award without the recipient’s consent, unless the Administrator expressly reserved the right to do so at the time of the award.

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Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the 2017 Equity Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the 2017 Equity Plan, nor does it cover state, local or non-U.S. taxes.

Incentive Stock Options. Issuance of an ISO does not cause recognition of taxable income to the recipient and does not provide a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired upon exercise of an ISO over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the recipient. If the recipient holds the shares received as a result of an exercise of an ISO for at least two years from the date of the grant of the ISO and one year from the date of exercise, then any gain realized on disposition of the shares (generally the amount received in excess of the exercise price) is treated as a long-term capital gain.

If shares acquired on exercise of an ISO are disposed of before expiration of the holding periods described above (i.e., a “Disqualifying Disposition”), the recipient will include in income, as compensation for the year of the Disqualifying Disposition, an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise of the ISO over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price). The gain or loss on the sale of shares acquired under an ISO will be either a long-term or a short-term capital gain and will depend on whether the recipient has held the shares for more than one year. If a recipient includes amounts in income upon a Disqualifying Disposition, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the recipient’s income as compensation.

The recipient’s basis in shares acquired upon exercise of an ISO is equal to the exercise price paid, plus any amount the recipient includes in income as a result of a Disqualifying Disposition.

If an ISO is exercised by tendering previously owned shares of common stock, the following generally will apply: a number of new shares equal to the number of previously owned shares of common stock tendered will be considered to have been received in a tax-free exchange; the recipient’s basis and holding period (except for the Disqualifying Disposition period) for such number of new shares of common stock will be equal to the basis and holding period of the previously owned common shares exchanged. To the extent that the number of shares of common stock received exceeds the number of shares of common stock surrendered, no taxable income will be realized by the recipient at that time; such excess shares of common stock will be considered ISO stock with a zero basis; and the holding period of the recipient in such shares of common stock will begin on the date such shares of common stock are transferred to the recipient. If the shares of common stock surrendered were acquired as the result of the exercise of an ISO and the surrender takes place within two years from the date the ISO relating to the surrendered shares of common stock was granted, or within one year from the date of such exercise, the surrender will result in a Disqualifying Disposition and the recipient will realize ordinary income at that time in the amount of the excess, if any, of the fair market value at the time of exercise of the shares of common stock surrendered over the basis of such shares of common stock. If any of the shares of common stock received are disposed of in a Disqualifying Disposition, the recipient will be treated as first disposing of the shares of common stock with a zero basis.

Nonqualified Stock Options. The grant of a NSO generally results in no recognition of taxable income to the recipient or allowance of a deduction to the Company at the time it is granted. A recipient exercising such an option will, at that time, recognize taxable income from compensation equal to the excess of the then market value of the shares over the aggregate exercise price. Subject to the applicable provisions of the Code, the Company will be allowed a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable income recognized by the recipient.

The recipient’s basis in shares acquired upon exercise of a non-qualified option is equal to the sum of the exercise price plus the amount includible in his or her income upon exercise. Any gain or loss upon subsequent disposition of the shares of common stock will be a long-term or short-term gain or loss, depending upon the holding period of the shares of common stock.

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If a non-qualified option is exercised by tendering previously owned shares of common stock, the following generally will apply: a number of new shares of common stock equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; and the recipient’s basis and holding period for such number of new shares of common stock will be equal to the basis and holding period of the previously owned shares of common stock exchanged. The recipient will have compensation income equal to the fair market value on the date of exercise of the number of new shares of common stock received in excess of such number of exchanged shares of common stock; the recipient’s basis in such excess shares of common stock will be equal to the amount of such compensation income; and the holding period in such shares of common stock will begin on the date of exercise.

Restricted Shares. A recipient will not recognize any taxable income upon the grant of restricted stock unless the recipient makes a voluntary election to recognize income at grant under Section 83(b) of the Code. Upon the expiration of a restriction period for restricted stock, whether such period lapses due to the satisfaction of certain pre-established performance criteria or due solely to the lapse of time, the recipient will recognize compensation income and the Company will be entitled to a deduction equal to the value of the restricted stock that the recipient receives.

New Plan Benefits Table

Awards to officers, directors, employees and consultants under the 2017 Equity Plan are made at the discretion of the Administrator. Therefore, the future benefits and amounts that will be received or allocated under the 2017 Equity Plan are not determinable at this time. However, the following table provides information with respect to awards granted under the 2014 Equity Plan during the fiscal year ending December 31, 2016 to the Company’s executive officers named in the Summary Compensation Table (individually), officers, including named executive officers (as a group), all non-employee directors (as a group), and all employees, including officers who are not named executive officers (as a group).

Name and Position or Group	Nonqualified Stock Options
Richard MacPherson Chief Executive Officer	1,000,000
John Pavlish Senior Vice President	-0-
Marcus A. Sylvester Vice President	-0-
All Officers (including named Executive Officers) as a Group	1,000,000
All Non-Employee Directors as a Group	375,000
All Employees and Officers (who are not named Executive Officers) as a Group	225,000

The Board of Directors recommends that the stockholders vote FOR Proposal 3.

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PROPOSAL 4: SAY-ON-PAY

Pursuant to the requirements of the Dodd-Frank Act, the Company provides its stockholders with the opportunity to cast an advisory non-binding vote to approve the compensation of its Named Executive Officers as disclosed pursuant to the SEC’s compensation disclosure rules (a “say-on-pay proposal”). The Company believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders’ long-term interests.

The Board recommends that stockholders vote for the following resolution:

“RESOLVED that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it will not be binding upon the Board. The Board values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements.

The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the annual meeting will constitute approval of this non-binding resolution. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be considered shares of common stock present and entitled to vote on this proposal and will not have a positive or negative effect on the outcome of the proposal.

The Board of Directors recommends that the stockholders vote FOR Proposal 4.

AUDIT COMMITTEE REPORT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of the Company and its subsidiaries, the Company’s internal control and disclosure control system, and the audits of the Company’s financial statements. The Committee also approves the Company’s retention of independent auditors and pre-approves any audit or non-audit services performed by them. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. In the discharge of its responsibilities:

The Audit Committee reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2016.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountants the accountants’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Audit Committee:

Christopher J. Lee*

Christopher Greenberg

Brian L. Johnson*

* Messrs. Lee and Johnson resigned effective as of April 27, 2017.

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INDEPENDENT AUDITOR FEES

Audit Fees

The aggregate fees billed for professional services rendered by Schneider Downs & Co., Inc., our principal accountants, for the audit of our consolidated financial statements included in our annual report on Form 10-K and review of our interim consolidated financial statements included in quarterly reports, and other services normally provided in connection with statutory filings including for our S-1 Registration Statement and fees in connection with our Annual Meeting of Stockholders were $151,288 and $63,738 for the years ended December 31, 2016 and 2015, respectively.

Audit-Related Fees

For the years ended December 31, 2016 and 2015, we received professional services in the amount of $13,264 and $0, respectively, for professional services rendered by our principal accountants that are reasonably related to the performance of the audit or review of our consolidated financial statements and not included in “Audit Fees.”

Tax Fees

For the years ended December 31, 2016 and 2015, we received professional services in the amount of $11,000 and $10,700, respectively, rendered by our principal accountants in connection with the preparation of our tax returns and other tax compliance services.

All Other Fees

For the years ended December 31, 2016 and 2015, all other fees incurred for professional services rendered by our principal accountants were $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has not set any pre-approval policies and procedures as of December 31, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of the Record Date, by: (a) our directors and nominees for election as directors; (b) each other person who is known by us to own beneficially more than 5% of our outstanding shares of common stock; (c) the executive officers named in the Summary Compensation Table; and (d) all of our executive officers and directors as a group. The percentages in the table are calculated on the basis of the amount of outstanding securities plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

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Name of Beneficial Owner	Number of Shares	Percent of Class (7)

Richard MacPherson (1)	11,834,344	15.9%

Christopher Greenberg (2)	2,679,000	3.6%

Allan T. Grantham (3)	1,205,745	1.6%

John Pavlish (4)	3,987,987	5.2%

Marcus A. Sylvester (5)	775,000	1.0%

Alterna Core Capital Assets Fund II, L.P., et al (6)	11,700,000	15.9%

All Executive Officers and Directors as a Group (7 persons)	22,144,011	27.5%

______________

* Less than one percent of the outstanding shares of common stock of the Company.

(1)	Includes: (a) 10,730,906 shares owned by 3253517 Nova Scotia Limited of which Mr. MacPherson is the sole managing member and 346,518 shares which such entity has the right to acquire upon exercise of warrants; and (b) 506,920 shares owned by Mr. MacPherson personally and 250,000 shares which Mr. MacPherson has the right to acquire upon exercise of options. Does not include 750,000 shares which Mr. MacPherson has the right to acquire upon exercise of options which have not vested to date and which will vest as follows: one-third at such time that the closing price of the Company’s common stock is equal to or in excess of $2.00 per share for any consecutive 30 day trading period, one-third at such time that the closing price of the Company’s common stock is equal to or in excess of $3.00 per share for any consecutive 30 day trading period, and one-third at such time that the Company’s common stock is uplisted for trading on either the NASDAQ Stock Market or the New York Stock Exchange (including NYSE-MKT). Mr. MacPherson’s address is 670 D Enterprise Drive, Lewis Center, Ohio 40305.

(2)	Includes 2,009,000 shares owned by Mr. Greenberg and 670,000 shares which Mr. Greenberg has the right to acquire upon exercise of options.

(3)	Includes 1,057,245 shares owned by Grantham Investments Limited (“Grantham Investments”), 48,500 shares owned by B Grantham Holdings Limited (“B Grantham”) and 100,000 shares which Mr. Grantham has the right to acquire upon exercise of options. Mr. Grantham is the President, Secretary and sole Director of each of Grantham Investments and B Grantham, and is also the principal trustee of the family trust which is the controlling shareholder of Grantham Investments and B Grantham.

(4)	Includes 937,987 shares owned by Mr. Pavlish and 3,050,000 shares which Mr. Pavlish has the right to acquire upon exercise of options. Mr. Pavlish’s address is 670 D Enterprise Drive, Lewis Center, Ohio 40305.

(5)	Includes 250,000 shares owned by Mr. Sylvester and 525,000 shares which Mr. Sylvester has the right to acquire upon exercise of options.

(6)	Represents 11,700,000 shares owned and based solely upon and according to information reported in filings made to the SEC, jointly filed by and on behalf of certain reporting persons identified below (the “Reporting Persons”). The Reporting Persons are Alterna Core Capital Assets Fund II, L.P., Alterna Capital Partners LLC, Alterna General Partner II LLC, AC Midwest Energy LLC, Harry V. Toll, Eric M. Press, Roger P. Miller and Earle Goldin. The address for the Reporting Persons is 15 River Road, Suite 230, Wilton CT 06897.

(7)	Applicable percentage ownership is based on 73,795,816 shares of common stock outstanding as of the Record Date plus, each stockholder and any securities that stockholder has the right to acquire within 60 days of the Record Date pursuant to options, warrants, conversion privileges or other rights. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for each of the Company’s last two fiscal years the compensation for the Company’s Principal Executive Officer and each of the Company’s other two most highly compensated officers:

Name, Position	Year	Salary ($)	Stock Options ($) (4)	All Other Compensation ($) (5)	Total ($)
Richard MacPherson, CEO & President (1)	2016	$348,616	741,393	202	$1,090,211
	2015	$170,000	-	202	$170,202
John Pavlish, Senior Vice President (2)	2016	$301,575	573,595	13,942	$889,112
	2015	$237,500	480,220	62,380	$780,100
Marcus A. Sylvester, Vice President (3)	2016	$150,000	-	568,992	$718,992
	2015	$150,000	61,345	41,466	$252,811

_______________

(1)	Mr. MacPherson was appointed Chief Executive Officer and President in March 2015. Prior to June 1, 2016, Mr. MacPherson received an annual base salary of $180,000, and from June 1, 2016 through January 31, 2017, Mr. MacPherson received an annual base salary of $350,000. Effective as of February 1, 2017, Mr. MacPherson’s annual base salary was increased to $395,000. Mr. MacPherson shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and yearly structured bonuses, if any, to be reviewed and approved by the Board. Mr. MacPherson shall also be entitled to participate in any stock option and incentive plans adopted by the Company. Prior to his appointment, Mr. MacPherson was serving as a Vice President of the Company since 2011 and received an annual base salary equal to $180,000 in this position. Mr. MacPherson was granted a five year, nonqualified stock option to acquire 250,000 shares of common stock exercisable at $0.81 per share, representing the fair market value of the common stock as of the date of the grant. These options vested after such time that the closing price of the Company’s common stock is equal to or in excess of $0.80 per share for any consecutive 30 day trading period following the grant date and will expire five years after the date of the grant. In addition, on August 31, 2016, Mr. MacPherson was granted a five year, nonqualified stock option to acquire 750,000 shares of common stock exercisable at $1.20 per share, representing the fair market value of the common stock as of the date of the grant. These options vest as follows: (i) one-third at such time that the closing price of the Company's common stock is equal to or in excess of $2.00 per share for any consecutive 30 day trading period, (ii) one-third at such time that the closing price of the Company’s common stock is equal to or in excess of $3.00 per share for any consecutive 30 day trading period, and (iii) one-third at such time that the Company’s common stock is uplisted for trading on either the NASDAQ Stock Market or the New York Stock Exchange (including NYSE-MKT).

(2)	Mr. Pavlish was appointed Senior Vice President in November 2014. The Company and Mr. Pavlish have entered into an employment agreement effective as of November 16, 2014. Pursuant to his employment agreement, Mr. Pavlish agreed to be employed by the Company as Senior Vice President. Such employment can be terminated by the Company at any time upon 30 days prior written notice, although if the Company had terminated the employment without cause within two years of the start date (November 16, 2014), the Company would have been required to pay the remaining base salary to Mr. Pavlish through such two year period. Pursuant to the agreement, Mr. Pavlish shall receive an annual base salary equal to $300,000. Effective as of February 1, 2017, Mr. Pavlish’s annual base salary was increased to $330,000. Under his employment agreement, Mr. Pavlish shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and yearly structured bonuses, if any, to be reviewed and approved by the Board. Mr. Pavlish shall also be entitled to participate in any stock option and incentive plans adopted by the Company. In addition, pursuant to the agreement, Mr. Pavlish was issued a five year, nonqualified stock option to purchase 2,000,000 shares of common stock with an exercise price equal to the fair market value of the Company’s common stock on that date ($0.74/share). On November 16, 2015, Mr. Pavlish was issued a five year, nonqualified stock option to purchase 1,000,000 shares of common stock with an exercise price equal to the fair market value of the Company’s common stock on that date ($0.45/share). This option, along with an option to acquire 2,000,000 shares of common stock granted in November 2014, vested in November 2016. Prior to his employment, Mr. Pavlish provided technical consulting services to the Company and was paid $50,000 in 2015 for services performed prior to his appointment.

(3)	Mr. Sylvester was appointed Vice President of Sales in August 2011. The Company and Marcus A. Sylvester have entered into an employment agreement. Pursuant to his employment agreement Mr. Sylvester agreed to be employed by the Company as Vice President of Sales for a period of three years, which term may be renewed subject to the approval by the Board. Such three year term ended on February 29, 2016 although Mr. Sylvester continues as Vice President of Sales. Mr. Sylvester shall receive an annual base salary equal to $150,000, sales commissions of up to 5% for transactions completed and closed directly in relation to his efforts, and a management fee of 1% on certain ongoing sales. The base salary will be reduced if certain commissions and management fees are earned. Under his employment agreement, Mr. Sylvester shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and yearly structured bonuses, if any, to be reviewed and approved by the Board. Mr. Sylvester shall also be entitled to participate in any stock option and incentive plans adopted by the Company. Mr. Sylvester was issued a five year, fully vested nonqualified stock option to purchase 250,000 shares of common stock on September 11, 2015 with an exercise price equal to the fair market value of the Company’s common stock on that date ($0.42/share).

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(4)	Represents the dollar amount recognized for consolidated financial statement reporting purposes of shares to be issued to the executive officers computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the stock options issued to the executive officers:

Name	Year	Stock Options (#)	FASB ASC Topic 718 Value
Richard MacPherson	2016	1,000,000	$741,393
	2015	-	$-
John Pavlish	2016	-	$573,595
	2015	1,000,000	$480,220
Marcus A. Sylvester	2016	-	$-
	2015	250,000	$61,345

____________

(5)	The amounts shown for 2016 and 2015 in the “All Other Compensation” column are comprised of the following:

Name	Year	401k Match	Group Term Life Insurance	Consulting Fees	Sales Commissions	Total Other Compensation
Richard MacPherson	2016	$-	202	-	-	$202
	2015	$-	202	-	-	$202
John Pavlish	2016	$11,062	2,880	-	-	$13,942
	2015	$9,500	2,880	50,000	-	$62,380
Marcus A. Sylvester	2016	$23,442	1,512	-	544,038	$568,992
	2015	$6,000	1,512	-	33,954	$41,466

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information about the number of unexercised nonqualified stock options and unearned stock awards held as of December 31, 2016 by each executive named in the Summary Compensation Table. There were no stock options exercised during fiscal 2016 by such executives.

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Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price	Option Expiration Date
Richard MacPherson	250,000	-	$0.81	June 20, 2021
Richard MacPherson	-	750,000	$1.20	August 31, 2021
John Pavlish	2,000,000	-	$0.74	November 16, 2019
John Pavlish	1,000,000	-	$0.45	November 16, 2020
Marcus A. Sylvester	250,000	-	$0.42	September 11, 2020
Marcus A. Sylvester	250,000	-	$1.20	January 30, 2019
Marcus A. Sylvester	25,000	-	$0.50	December 12, 2018

Retirement and Savings Plan - 401(k)

Since November 1, 2011, the Company has maintained a Retirement and Savings Plan under IRS Code Section 401(k) (“the 401(k) Plan”). The 401(k) Plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust. All employees who are at least 21 years of age are eligible to participate in the 401(k) Plan. The participants may choose from nineteen investment options for the investment of their deferred compensation. In addition, the Company matches 100% of each participant’s salary deferral, for the first 4% of their salary, with a cash contribution. For the years ended December 31, 2016 and 2015, the Company contributed $85,729 and $53,900, respectively, to the 401(k) Plan.

Director Compensation

The following table sets forth information regarding the compensation for 2016 and 2015 of each non-executive member of the Board of Directors during those years:

Name	Year	Fees earned or paid in cash	Option Awards (1)	All Other Compensation	Total
Christopher Greenberg	2016	$-	$79,335	$-	$79,335
	2015	$-	$39,008	$-	$39,008
Brian Johnson	2016	$-	$35,609	$-	$35,609
	2015	$-	$17,582	$-	$17,582
Christoper Lee	2016	$-	$50,184	$-	$50,184
	2015	$-	$21,426	$-	$21,426
Allan Grantham	2016	$-	$29,150	$-	$29,150

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(1)	Represents the dollar amount recognized for consolidated financial statement reporting purposes of shares to be issued to the executive officers computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the Stock options issued to the Directors:

Name	Year	Stock Options (#)	FASB ASC Topic 718 Value
Christopher Greenberg	2016	150,000	$79,335
	2015	100,000	$39,908
Brian Johnson	2016	75,000	$35,609
	2015	50,000	$17,582
Christoper Lee	2016	100,000	$50,184
	2015	50,000	$21,426
Allan Grantham	2016	50,000	$29,150

Effective as of April 27, 2017, each of Mr. Johnson and Mr. Lee resigned as a director of the Company.

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All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company.

Effective as of January 1, 2017, each non-employee director of the Company shall be paid $36,000 per year for service on the Board and the Chairman shall be paid $100,000 per year.

Stock Unit Awards

On January 1, 2014, the Company granted an aggregate of 2,500,000 stock unit awards to two former and two current officers of the Company. Pursuant to the terms thereof, such stock unit awards were to vest and become non-forfeitable (whereby the holders were to receive the number of shares of common stock equal to their respective number of stock units) upon the earlier of a change in control of the Company or when the Company has a minimum of $3.5 million in working capital and its cash position equals or exceeds $2.5 million after deducting the amount sufficient to cover all federal, state and local taxes required by law to be withheld with respect to the stock units vesting under the aforesaid awards, provided such vesting conditions are met by January 1, 2017. As a result of such vesting conditions not being achieved, such awards have been forfeited.

2018 STOCKHOLDER PROPOSALS OR NOMINATIONS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in the Company’s 2018 proxy statement. Any stockholder proposal under Rule 14a-8 must be submitted, along with proof of ownership of the Company’s stock in accordance with Rule 14a-8(b)(2), to the Company’s principal executive offices in care of the Company’s Secretary by letter to 670 D Enterprise Drive, Lewis Center, Ohio 43035. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. The Company must receive all submissions no later than the close of business (5:00 p.m. Eastern Time) on January 4, 2018. The Company encourages any stockholder interested in submitting a proposal to contact the Company’s Secretary in advance of this deadline to discuss the proposal, and stockholders may find it helpful to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in the Company’s proxy statement. The Board of Directors reviews all stockholder proposals and will take appropriate action on such proposals. If the 2018 annual meeting is held more than 30 days from the anniversary of the 2016 Annual Meeting, the Company will make appropriate disclosure in a Form 10-Q setting forth the revised deadline for stockholder proposals pursuant to Rule 14a-8.

In addition, under the Company’s Bylaws, any stockholder who intends to nominate a candidate for election to the Board or to propose any business at the Company’s 2018 annual meeting, other than precatory (non-binding) proposals presented under Rule 14a-8, must give notice to the Company’s Secretary between December 31, 2017 and the close of business on March 16, 2018. The notice must include information specified in the Company’s Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of, and agreements related to, the Company’s stock. If the 2018 annual meeting is held more than 30 days from the anniversary of the 2017 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 60th day before the 2018 annual meeting or the 10th day following the day on which the date of such meeting is first publicly announced. The Company will not entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in the Company’s Bylaws. Also, if the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, the Company’s proxies may exercise discretionary voting authority under proxies that Company’s Board of Directors solicits to vote in accordance with their best judgment on any such stockholder proposal or nomination. The Bylaws are available on the SEC’s website attached as an exhibit to the Company’s Form 8-K filed with the SEC on October 16, 2014. To make a submission or to request a copy of the Company’s Bylaws, stockholders should contact the Company’s Secretary at the address listed above. Again, the Company encourages stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and owners of more than ten percent of the Company’s Common Shares (“10% stockholders”), to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company, and with respect to the officers and directors, representations that no other reports were required, during the year ended December 31, 2016, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with, except that Alterna Core Capital Assets Fund II, L.P., et al filed one report one day late relating to ten related transactions.

EXPENSES OF SOLICITATION

The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by regular employees of the Company, either personally or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders may communicate with Board members by addressing a letter to the Secretary of the Company at 670 D Enterprise Drive, Lewis Center, Ohio 43035.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than that shown in this document. Should any other matters be properly presented for action at the Annual Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS
RICHARD H. GROSS
Secretary

Lewis Center, Ohio

May 1, 2017

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MIDWEST ENERGY EMISSIONS CORP.

2017 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1 The purpose of this 2017 Equity Incentive Plan (this “Plan”) of Midwest Energy Emissions Corp., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1 The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) a consultant to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to determine Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors or otherwise comply with such other conditions of the Rule to satisfy such exemption provisions (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors or approved by the Board as a whole.

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3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten (10) year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value or other consideration; and

(k) determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

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3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall initially be 8,000,000 (the “Share Limit”).  The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

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5.	AWARDS

5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4 Restricted Shares.

(a) Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

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(b) Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c) Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5 Restricted Share Units.

(a) Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c) Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

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5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including, but not limited to, the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one (1) year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than three (3) months nor more than ten (10) years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth (5th) year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

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5.2.7 Compensation Limitations. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 20% of the shares of Common Stock issuable under the Plan.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,000,000 shares of Common Stock.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•         cash, check payable to the order of the Corporation, or electronic funds transfer;

•         notice and third party payment in such manner as may be authorized by the Administrator;

•         the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•         by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•         subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six (6) months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

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5.6 Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the OTCQB Market or other principal stock market or exchange on which the Common Stock is then traded for the date in question. If the Common Stock is no longer traded on any stock exchange or market as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

 5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation,

(b)

the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)

the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9 Vesting. Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-fourth of the total number of shares subject to the award on each of the first, second, third and fourth anniversaries of the date of grant.

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6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2 For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three (3) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one (1) year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), twelve (12) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i)	conviction of a felony or a crime involving fraud or moral turpitude; or
(ii)

theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii)

intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control, including violation of a non-competition or confidentiality agreement; or

(iv)	willful failure to follow lawful instructions of the person or body to which participant reports; or

(v)	gross negligence or willful misconduct in the performance of participant’s assigned duties.

Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3 For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three (3) months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

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6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Upon or in contemplation of any of the following events described in this Section 7.1: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation or other reorganization; any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2 Change in Control. Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii) the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii) the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

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For purposes of this Section 7.2, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

7.3 Early Termination of Awards. Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten (10) days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4 Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

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8.2 Future Awards/Other Rights. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will or shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination. This Plan was approved by the Board and became effective on February 9, 2017. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on February 9, 2027. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

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8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m). Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

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(c) Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d) No Guarantee of Favorable Tax Treatment. Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

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8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing. Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the Fair Market Value per share of Common Stock.

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MIDWEST ENERGY EMISSIONS CORP.
C/O TRANSFER ONLINE, INC.
512 SE SALMON ST
PORTLAND, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	O	O	O

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Richard MacPherson   02 Christopher Greenberg   03 Allan T. Grantham

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2 Ratification of Schneider Downs & Co., Inc.	O	O	O
3 Approval of the 2017 Equity Incentive Plan.	O	O	O
4 Approval of an advisory resolution on the Company's executive compensation.	O	O	O

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title, position or representative capacity. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX]   Date   JOB #   Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000000000 02

0000337447_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

MIDWEST ENERGY EMISSIONS CORP.
Annual Meeting of Stockholders
June 6, 2017 10:00 AM
This proxy is solicited by the Board of Directors of the Company

The undersigned hereby appoints Richard MacPherson and Christopher Greenberg, or any of them, as attorneys and proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MIDWEST ENERGY EMISSIONS CORP. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 6, 2017, at Nationwide Hotel and Conference Center, 100 Green Meadows Drive South, Lewis Center, Ohio 43035 and any adjournment or postponement thereof.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 1, 2017 is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000337447_2 R1.0.1.15